UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 27, 2011

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin		54495-8036
(Address of principal executive offices)		(Zip code)

(715) 424-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 27, 2011, Renaissance Learning, Inc. (“Renaissance Learning”) received an unsolicited, revised definitive acquisition proposal from Plato Learning, Inc. (“Plato Learning”). Under the revised definitive proposal, Plato Learning proposed to acquire all of the outstanding shares of Renaissance Learning held by co-founders Terrance and Judith Paul, together with affiliates and members of their family, for $15.10 per share in cash, and to acquire all other outstanding shares of Renaissance Learning for $18.00 per share in cash, for an aggregate purchase price of approximately $471 million, which is financially equivalent to the acquisition of all of the outstanding shares of Renaissance Learning for $16.01 per share in cash. Under the revised definitive proposal, the proposed acquisition would be financed with $144.0 million in equity pursuant to signed commitment letters and guarantees from funds advised by Thoma Bravo, LLC and HarbourVest Partners, LLC, as well as $410.0 million in debt pursuant to a signed commitment letter. The revised definitive proposal is not subject to a financing condition or further due diligence.

The revised definitive proposal follows the announcement by Renaissance Learning and the Permira Funds on September 27, 2011 that they have entered into an amendment to the definitive merger agreement dated August 15, 2011 under which a company formed at the direction of the Permira Funds will acquire all of the outstanding shares of Renaissance Learning. Under the amended merger agreement, an affiliate of the Permira Funds will acquire all of the outstanding shares of Renaissance Learning held by co-founders Terrance and Judith Paul, together with affiliates and members of their family, for $15.00 per share in cash, and will acquire all other outstanding shares of Renaissance Learning for $16.60 per share in cash, for an aggregate purchase price of approximately $455 million, which is financially equivalent to the acquisition of all of the outstanding shares of Renaissance Learning for $15.50 per share in cash.

The Pauls have informed Renaissance Learning’s Board of Directors that they will not support an acquisition of Renaissance Learning by Plato Learning pursuant to Plato Learning’s revised definitive offer. Based on this information, the Board of Directors has determined in good faith, after consultation with its financial advisor, that the revised Plato Learning proposal could not reasonably be expected to lead to a Superior Proposal under the terms of the amended merger agreement with affiliates of the Permira Funds, and that it will not pursue negotiations with Plato Learning.

Renaissance Learning’s Board of Directors has approved and continues to recommend that shareholders approve and adopt the amended merger agreement with affiliates of the Permira Funds at the special meeting of Renaissance Learning’s shareholders scheduled to be held on October 17, 2011. Under an amended shareholders agreement, Mr. and Mrs. Paul, together with affiliates and members of their family, have agreed to vote the shares they control representing, in the aggregate, approximately 69% of Renaissance Learning’s outstanding shares, in favor of the amended merger agreement.

In connection with the amended Permira Funds merger agreement, Renaissance Learning will file with the SEC and furnish to Renaissance Learning’s shareholders a supplement to the proxy statement previously distributed in connection with the special meeting of Renaissance Learning’s shareholders. The transaction remains subject to customary closing conditions, including approval by Renaissance Learning’s shareholders. As previously announced, Renaissance Learning’s request for early termination of the waiting period with respect to the filings made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger has been granted, and therefore such waiting period has ended.

On September 28, 2011, Renaissance Learning issued a press release with respect to the events described above, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated September 28, 2011

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this report, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Renaissance Learning may not be able to complete the proposed merger on the terms described in the Amended Merger Agreement or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval or the failure to satisfy the closing conditions. These factors, and other factors that may affect the business or financial results of Renaissance Learning, are described in the risk factors included in Renaissance Learning’s filings with the Securities and Exchange Commission, including the Renaissance Learning’s 2010 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. Renaissance Learning expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information for Shareholders

In connection with the proposed merger transaction with affiliates of the Permira Funds, Renaissance Learning filed a definitive proxy statement on Schedule 14A with the SEC on September 12, 2011 and furnished the proxy statement to its shareholders. In connection with the Amended Merger Agreement, Renaissance Learning will file with the SEC and furnish to Renaissance Learning’s shareholders a supplement to the proxy statement. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SUPPLEMENT TO THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE THE PROXY STATEMENT CONTAINS AND THE SUPPLEMENT TO THE PROXY STATEMENT WILL

CONTAIN IMPORTANT INFORMATION ABOUT THE AMENDED MERGER AGREEMENT. Shareholders may obtain a free copy of the proxy statement and, when filed, the proxy statement supplement, and other relevant documents filed with the SEC from the SEC’s website (http://www.sec.gov). Shareholders may also obtain these documents, free of charge, from Renaissance Learning by accessing Renaissance Learning’s website (http://www.rlrninvest.com) or by directing a request to Renaissance Learning, Inc., 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54495-8036, Attention: Corporate Secretary.

Renaissance Learning and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Renaissance Learning in favor of the proposed merger with affiliates of the Permira Funds. Information about the directors and executive officers of Renaissance Learning is set forth in the proxy statement for Renaissance Learning’s 2011 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 16, 2011. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation is included in the definitive proxy statement on Schedule 14A Renaissance Learning filed with the SEC on September 12, 2011 relating to the proposed merger with affiliates of the Permira Funds and will be included in the supplement to the proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2011	RENAISSANCE LEARNING, INC.

	By:	/s/ Glenn R. James
Glenn R. James Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 28, 2011